UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 13, 2006

Affiliated Computer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2828 North Haskell Avenue, Dallas, Texas		75204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(214) 841-6111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 13, 2006, Affiliated Computer Services, Inc. (the "Company") issued a press release announcing that based on the current count of the depositary, 8,479,755 shares of its Class A common stock had been tendered pursuant to the Company’s pending modified "Dutch Auction" tender offer as of 5:00 p.m., New York City time, on March 10, 2006, the date on which the tender offer had been scheduled to expire. As previously reported by the Company, the tender offer has been extended until 5:00 p.m., New York City time, on Friday, March 17, 2006. A copy of such press release is published on the Company’s web site at http://www.acs-inc.com and is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 8.01 hereof and shall not be deemed to be "filed" under the Securities Exchange Act of 1934 with the exception of those items specifically identified as "filed" under Item 8.01 herein.

(c) Exhibits

99.1 Affiliated Computer Services, Inc. Press Release dated March 13, 2006.

The information in this Current Report on Form 8-K is for informational purposes only and is not an offer to buy, or the solicitation of an offer to sell, any shares. The full details of the tender offer, along with the letter of transmittal and related materials, were previously mailed to stockholders. Stockholders should carefully read the offer to purchase, the letter of transmittal and other related materials prior to making any decision with respect to the tender offer. Stockholders may obtain free copies of the tender offer statement and other filed documents relating thereto filed by the Company with the U.S. Securities and Exchange Commission at the Commission's web site at www.sec.gov or the Company's web site at www.acs-inc.com. Stockholders also may obtain a copy of these documents, free of charge, from Mellon Investor Services LLC, the Company's information agent, by calling toll-free at (800) 835-0447.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Affiliated Computer Services, Inc.

March 13, 2006	By:	Warren D. Edwards

Name: Warren D. Edwards
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Affiliated Computer Services, Inc. Press Release dated March 13, 2006